M Fund, Inc.
Supplement dated June 28, 2013 to the
Statement of Additional Information dated May 1, 2013

The first paragraph under the heading “Investment Strategies and Risks – Investing in Small-Capitalization Companies” of the Statement of Additional Information on page 10 is deleted and replaced in its entirety with the following:

All of the Funds may invest in small-capitalization companies.  Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors.

The following paragraphs under the section “Investment Strategies and Risks – Policies and Procedures for Disclosure of Fund Portfolio Holdings” of the Statement of Additional Information on page 19 are deleted:

•
Rating Agencies.  Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) may receive the Funds’ full portfolio holdings for rating purposes.  They would generally receive this information on the first business day of the month.

•	Ranking Agencies. Morningstar, Bloomberg and Lipper Analytical Services may also receive the Funds’ full portfolio holdings, generally on the first business day of the month.

The table within the section “Investment Advisory and Other Services – Sub-Advisory Fees” on page 32 of the Statement of Additional Information, with regard to the M Large Cap Value Fund, is revised as follows:

Fund	Sub-Advisory Fee
M Large Cap Value Fund*	0.30% on the first $250 million 0.20% on the next $250 million 0.15% on the next $250 million 0.125% on amounts thereafter

* Prior to May 1, 2013, the fee payable to the Adviser for the Fund was 0.50% of the first $50 million, 0.45% of the next $50 million, 0.40% of the next $100 million and 0.35% thereafter of the Fund’s average daily net assets.  For the period July 1, 2012 through April 30, 2013, the Fund’s previous Sub-Adviser waived all of its sub-advisory fees payable by the Adviser.